                                                                    EXHIBIT 99.1

                                                       CABOT INDUSTRIAL TRUST
                                                       TWO CENTER PLAZA
                                                       SUITE 200
                                                       BOSTON, MA 02108
                                                       (NYSE:CTR)


AT THE COMPANY
--------------
Franz Colloredo-Mansfeld
Chief Financial Officer
(617) 723-0900

FOR IMMEDIATE RELEASE
---------------------
July 28, 1999

             CABOT INDUSTRIAL TRUST REPORTS SECOND QUARTER RESULTS

             $0.50 IN FFO PER SHARE; Year-over-year growth of 14%


Highlights include:

* Year-over-year growth of 14% in FFO per share and 42% in rental revenues;
* Same store cash basis NOI growth of 5%; second quarter occupancy at 97.6%;
* Acquired approximately $100 million in properties during the quarter yielding an average of 10.5%;
* Completed debut $200 million five year bond offering with a coupon rate of 7.125%; and,
* Completed a $65 million perpetual preferred equity offering with a coupon rate of 8.625%.

Boston, MA July 28, 1999 -- Cabot Industrial Trust (NYSE:CTR) today reported funds from operations (FFO) per share of $0.50 for the quarter ended June 30, 1999; funds available for distribution were $0.44 per share. These results show Cabot growing FFO per share at 14%. Rental revenues grew to $37.2 million, a 42% increase over second quarter 1998 results.

Ferdinand Colloredo-Mansfeld CEO and Chairman of Cabot Industrial Trust reported, "Demand for high quality industrial properties remained strong within all of our targeted 18 industrial markets. Our property operations division including our nine regional property management offices remains focused on intensive property management and tenant relations. During the quarter, same store cash basis NOI increased 5% with occupancy averaging 97%. Further, our acquisition team is finding excellent opportunities in the marketplace, particularly for less sought after smaller transactions. Year to date, we have raised $360 million in long-term capital including a well-received debut bond financing. We remain well positioned for continued strong growth." Cabot's activities in the second quarter include:

Internal growth year-over-year of 5%

During the quarter Cabot completed 1.3 million square feet of leasing. Occupancy averaged 97% and tenant retention was 69%. Increased rents on signed leases averaged 11% for the quarter and 12% year-to-date. The year-to-date rent increases by property type were 8% for bulk, 21% for multitenant and 13% for workspace. Same store cash basis NOI grew by 5% from second quarter 1998 to second quarter 1999.

"Value" focused, single property acquisitions

Cabot continued its highly selective individual property acquisition strategy during the second quarter. During the quarter, nine separate transactions were completed which resulted in $100 million in total acquisitions at average annual yields of 10.5%. Cabot's acquisitions increased its representation across seven target markets. During the six months ended June 30, 1999, Cabot has acquired $168 million of properties in 14 separate transactions. As defined by property type, the 1999 acquisitions consisted of 8% bulk, 48% multitenant and 44% workspace.

Strong capital base; 27% debt to total market capitalization

During the quarter, Cabot completed a $200 million unsecured five-year debt offering. The bonds were priced to yield 7.192% to maturity. At June 30, 1999, Cabot had $321 million available under its unsecured credit facility, and its debt-to-market capitalization stood at 27%. Cabot also completed a $65 million privately placed perpetual preferred equity offering. The coupon rate was 8.625% and the securities are callable in five years.

Cabot Industrial Trust is a fully integrated real estate company, with offices in Atlanta, Baltimore, Boston, Chicago, Cincinnati, Dallas, Los Angeles, Orlando and Phoenix, which specializes in the ownership, acquisition, and development of industrial properties. It owns 267 properties containing 32 million square feet in 22 states. The Company also manages an additional 10 million square feet of property for investment advisory accounts. Cabot Industrial Trust focuses on a broad spectrum of industrial property types nationwide including large bulk distribution facilities, multitenant distribution facilities and workspace properties.

In addition to historical information, this press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations about the industry and the markets in which the Company operates. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties or other factors which may cause actual
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results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual operating results may be affected by various factors including, without limitation, changes in national and local economic conditions, competitive market conditions, uncertainties and costs related to and the imposition of conditions on receipt of governmental approvals and costs of material and labor, all of which may cause such actual results to differ materially from what is expressed or forecast in this press release.

  To receive Cabot Industrial Trust's latest news release and other corporate documents please send requests via e-mail at ir@cabottrust.com or visit our web-
                                             -----------------
site at www.cabottrust.com.

                         -- FINANCIAL TABLES FOLLOW --

                            CABOT INDUSTRIAL TRUST
                      SUMMARY UNAUDITED QUARTERLY RESULTS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             Quarter Ended                 Six Months Ended
                                                             June 30, 1999                   June 30, 1999
                                                         ---------------------            --------------------
          Rental Revenues                                            $  37,182                       $  71,320

          Weighted average common shares outstanding:
             Basic                                                      37,324                          33,489
             Diluted                                                    37,324                          33,489

          Net income per common share:
             Basic                                                   $    0.41                       $    0.68
             Diluted                                                 $    0.41                       $    0.68

          Funds from operations/(1)/                                 $  21,656                       $  42,956

             Average shares outstanding/(2)/
             Basic                                                      43,634                          43,579
             Diluted                                                    43,716                          43,594

          Funds from operations per common share/(2)/
             Basic                                                   $    0.50                       $    0.99
             Diluted                                                 $    0.50                       $    0.99

          Occupancy Rates                                    June  30, 1999
                                                         ---------------------
             Bulk Distribution Properties                                 97.8%
             Multitenant Distribution Properties                          97.6%
             Workspace Properties                                         97.2%
                                                                          ----
          Weighted Average Total                                          97.6%


          (1) Calculated before minority interest, after preferred unit distributions.
          (2) Calculated based on weighted average common shares outstanding assuming conversion of all partnership units outstanding

                            CABOT INDUSTRIAL TRUST
                          CONSOLIDATED BALANCE SHEET
                       (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                      June 30, 1999         December 31, 1998
                                                                      ---------------       -----------------
                                                                       (unaudited)
       ASSETS
       ------
       Rental Properties                                                 $  1,242,712            $  1,072,675
         Less:  Accumulated Depreciation                                      (28,812)                (17,290)
       Properties Under Development                                            46,334                  23,108
                                                                      ---------------       -----------------
         Net Real Estate Investments                                     $  1,260,234            $  1,078,493


       Cash and Cash Equivalents                                         $        827            $      2,301
       Rents and Other Receivables, net of reserve for
         uncollectible accounts of
         $388 and $312 at June 30, 1999 and December 31, 1998,
         respectively                                                           3,844                   2,872
       Deferred Rent Receivable                                                 3,985                   2,638
       Deferred Lease Acquisition Costs, net                                   18,999                  17,362
       Deferred Financing Costs, net                                            3,981                   1,255
       Other Assets                                                             5,710                   5,649
                                                                      ---------------       -----------------

       TOTAL ASSETS                                                      $  1,297,580            $  1,110,570
                                                                      ===============       =================

       LIABILITIES AND SHAREHOLDERS' EQUITY
       ------------------------------------
       LIABILITIES
         Mortgage Debt                                                   $    159,103            $     48,206
         Unsecured Debt                                                       200,000                       -
         Line of Credit Borrowings                                              4,000                 200,000
         Accounts Payable and Accrued Real Estate Taxes                         9,044                   7,820
         Tenant Security Deposits and Prepaid Rent                              6,087                   4,956
         Distributions Payable                                                 14,835                  14,134
         Other Liabilities                                                     21,357                  18,156
                                                                      ---------------       -----------------
             Total Liabilities                                           $    414,426            $    293,272

       MINORITY INTEREST
         8.625% Series B Cumulative Redeemable Perpetual
         Preferred Units                                                 $     63,175            $          -
         Limited Partnership Units                                             56,642                 468,311
                                                                      ---------------       -----------------
             Total Minority Interest                                     $    119,817            $    468,311

       SHAREHOLDERS' EQUITY
         Common Stock, $.01 par value, 150,000,000 shares
           authorized, 40,619,420 and 18,586,764 shares issued
           and outstanding at June 30, 1999 and December 31,
           1998, respectively                                            $        406            $        186
         Additional paid-in capital                                           767,776                 348,912
         Retained deficit                                                      (4,845)                   (111)
                                                                      ---------------       -----------------
             Total Shareholders' Equity                                  $    763,337            $    348,987
                                                                      ---------------       -----------------

       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $  1,297,580            $  1,110,570
                                                                      ===============       =================

                            CABOT INDUSTRIAL TRUST
                     CONSOLIDATED STATEMENT OF OPERATIONS
               (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         Quarter Ended                       Six Months Ended
                                                         June 30, 1999                         June 30, 1999
                                                         -------------                       ----------------
REVENUES
   Rental Income                                         $     32,004                        $         61,225
   Tenant Reimbursements                                        5,178                                  10,095
   Interest and Other Income                                      304                                     506
   Gain on Sale of Real Estate                                  3,404                                   3,404
                                                         ------------                        ----------------
          Total Revenues                                 $     40,890                        $         75,230

EXPENSES
   Property Operating                                    $      2,749                        $          5,429
   Property Taxes                                               4,125                                   7,970
   General and Administrative                                   2,136                                   4,321
   Interest                                                     5,822                                  10,137
   Depreciation and Amortization                                7,353                                  14,163
   Settlement of Treasury Lock                                      -                                   2,492
                                                         ------------                        ----------------
           Total Expenses                                $     22,185                        $         44,512

Income Before Minority Interest                          $     18,705                        $         30,718

Minority Interest                                        $     (3,544)                       $         (7,866)
                                                         ------------                        ----------------

Net Income                                               $     15,161                        $         22,852
                                                         ============                        ================

Weighted Average Shares Outstanding:
          Basic                                                37,324                                  33,489
          Diluted                                              37,324                                  33,489

Net Income per Common Share:
          Basic                                          $       0.41                        $           0.68
          Diluted                                        $       0.41                        $           0.68
                                                         ============                        ================

                            CABOT INDUSTRIAL TRUST
                             FUNDS FROM OPERATIONS
               (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         Quarter Ended                 Six Months Ended
                                                         June 30, 1999                  June 30, 1999
                                                         -------------                 ----------------
Net Income                                                $  15,161                      $    22,852
   Add:
      Minority Interest                                       3,544                            7,866
      Real Estate Related Depreciation and
      Amortization                                            7,336                           14,131
      Settlement of Treasury Lock                                 -                            2,492
      Preferred Unit Distributions                             (981)                            (981)
      Gain on Sale of Real Estate                            (3,404)                          (3,404)
                                                          ---------                      -----------
Funds from Operations                                     $  21,656                      $    42,956
                                                          =========                      ===========

Weighted Average Shares Outstanding/(1)/
   Basic                                                     43,634                           43,579
   Diluted                                                   43,716                           43,594

Funds from Operations per Share/(1)/
   Basic                                                  $    0.50                      $      0.99
   Diluted                                                $    0.50                      $      0.99
                                                          =========                      ===========


                            CABOT INDUSTRIAL TRUST
                       FUNDS AVAILABLE FOR DISTRIBUTION
               (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         Quarter Ended                 Six Months Ended
                                                         June 30, 1999                  June 30, 1999
                                                         -------------                 ----------------
Funds from Operations                                     $  21,656                      $  42,956
   Adjustments:
      Straightline Rental Income                               (733)                        (1,376)
      Amortization of Deferred Financing Costs                  244                            408
      Leasing Commissions and Tenant
      Improvements                                           (1,622)                        (2,793)
      Building Improvements                                    (280)                          (715)
                                                          ---------                      ---------
Funds Available for Distribution                          $  19,265                      $  38,480
                                                          =========                      =========

Funds Available for Distribution per Share/(1)/
   Basic                                                  $    0.44                      $    0.88
   Diluted                                                $    0.44                      $    0.88
                                                          =========                      =========

(1) Calculated based on weighted average shares outstanding assuming conversion of all partnership units outstanding